MERRILL LYNCH
HIGH INCOME
MUNICIPAL BOND
FUND, INC.




FUND LOGO




Quarterly Report

May 31, 1998


This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch High Income Municipal Bond Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.



Merrill Lynch High Income
Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





Merrill Lynch High Income Municipal Bond Fund, Inc.

DEAR SHAREHOLDER

For the three-month period ended May 31, 1998, Merrill Lynch High Income Municipal Bond Fund, Inc. earned $0.151 per share income dividends. This represents a net annualized yield of 5.31%, based on a month-end per share net asset value of $11.41. Over the same period, the Fund's total investment return was +0.89%, based on a change in per share net asset value from $11.46 to $11.41, and assuming reinvestment of $0.152 per share income dividends.

The Municipal Market Environment
During the quarter ended May 31, 1998, long-term tax-exempt revenue bond yields were little changed. Throughout the quarter, the near absence of any inflationary pressures continued to support low interest rates. Consistently strong domestic economic growth, however, has caused some investors to worry that the Federal Reserve Board will be forced to raise short-term interest rates by early summer. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. During the quarter, these concerns served to push bond yields modestly higher by late April.

However, throughout May, renewed concerns regarding weakening Asian financial conditions in Indonesia and South Korea as well as in Japan calmed market fears of Federal Reserve Board intervention, and fixed-income bond prices again moved higher. As measured by the Bond Buyer Revenue Bond Index, long-term uninsured municipal bond yields rose less than 5 basis points (0.05%) to end the May quarter at 5.39%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight-to-quality" as foreign investors were drawn to the relative safe haven status of US Government securities. Long-term Treasury bond yields declined approximately 10 basis points to end the quarter at 5.80%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bonds. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of more than 45% compared to the same period a year ago. During the May quarter, municipalities issued more than $72 billion in new securities, an increase of more than 45% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of higher nominal-yielding taxable securities. Thus far in 1998, over $400 billion in investment-grade corporate bonds have been underwritten, an increase of more than 75% compared to the same period a year ago. This sizable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion to $225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Earlier this year, municipal bond investors received approximately $30 billion in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far this year. Looking forward, June and July have also tended to be periods of strong investor demand as seasonal factors generate strong income flows similar to those seen earlier this year.

It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as supporting other construction industries. This past winter's economic strength may have borrowed from future quarters' growth. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filings have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year.




Merrill Lynch High Income Municipal Bond Fund, Inc.
May 31, 1998




The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data has indicated that reduced US exports to these countries may have lowered US economic growth by as much as 2% in the first quarter of 1998. Since further trade deterioration is possible in the coming months, we do not believe, barring a dramatic and unexpected resurgence in domestic inflation, that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

These factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At May 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), well in excess of their expected range of 85%--88%. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy
During the quarter ended May 31, 1998, Merrill Lynch High Income Municipal Bond Fund, Inc. continued to exhibit stability and provided a competitive stream of tax-exempt income. Our investment strategy continues to be guided by an emphasis on solid credit and attentive yield spread analyses rather than speculative interest rate calls. Typically, we have chosen to keep the Fund fully invested in an effort to enhance the potential income stream; and, clearly, this approach proved beneficial in light of the stable bond market environment during the quarter.

In the past, we have witnessed increasingly narrow credit spreads and the resulting lack of value in the high-yield municipal market. Our investment approach has clearly been impacted by these developments, as evidenced by the recent retrenchment from our emphasis on the healthcare sector. Yield spread contraction was most pronounced in this industry, and given the illiquidity typical of many small healthcare issuers, we chose to reduce our exposure. As a result, few true opportunities exist in the current marketplace and, as a consequence, we believe a high degree of caution is mandated by the low risk/reward ratio. While much of our focus will shift to more liquid and widely held issues, we still expect to continue to search the marketplace for the increasingly rare opportunity that offers both incremental yield and upside potential.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch High Income
Municipal Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



(John M. Loffredo)
John M. Loffredo
Vice President and Portfolio Manager



June 29, 1998




Merrill Lynch High Income Municipal Bond Fund, Inc.
May 31, 1998




PORTFOLIO COMPOSITION


For the Quarter Ended May 31, 1998

Top Ten States*

Pennsylvania                           11.12%
Texas                                  10.23
New Jersey                              8.82
Massachusetts                           6.88
Illinois                                5.82
Arizona                                 5.72
Colorado                                5.43
Ohio                                    5.28
Louisiana                               4.72
Georgia                                 3.85
                                      -------
Total Top Ten                          67.87
Total Others                           32.13
                                      -------
Total Portfolio                       100.00%
                                      =======


Net assets as of May 31, 1998 were $229,384,233.



Quality Ratings*

(Based on Nationally Recognized Rating Services)

A pie chart illustrating the following percentages:


AAA/Aaa      11%
A/A           3%
BBB/Baa      15%
BB/Ba        20%
B/B          14%
NR++         35%
Other++++     2%

[FN]
   *Based on total market value of the portfolio as of May 31, 1998.
  ++Not Rated.
++++Temporary investments in short-term municipal securities.



OFFICERS AND DIRECTORS

ArthurZeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863